UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 17, 2005
                                                        (August 17, 2005)


                              Hexcel Corporation
            (Exact name of registrant as specified in its charter)


            Delaware                   1-8472                  94-1109521
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)           Identification No.)


                              Two Stamford Plaza
                             281 Tresser Boulevard
                             Stamford, Connecticut
                                  06901-3238
             (Address of principal executive offices and Zip Code)


                                (203) 969-0666
             (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 -- Other Events

Item 8.01 Other Events

         On August 17, 2005, certain stockholders of Hexcel sold 2,115,765 shares of Hexcel common stock as a result of the exercise by the underwriters of an option to purchase additional shares granted in connection with a previously announced and completed secondary offering. A copy of the press release announcing the closing of this transaction is filed as Exhibit 99.1 and is incorporated herein by reference.


Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         99.1     Press release dated August 17, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HEXCEL CORPORATION
                                              (Registrant)

                                              /s/ Stephen C. Forsyth
                                              ---------------------------------
                                              Name:  Stephen C. Forsyth
                                              Title: Executive Vice President
                                              and Chief Financial Officer

Date: August 17, 2005

                                 EXHIBIT INDEX

Exhibit Number        Exhibit

99.1                  Press release dated August 17, 2005.